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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the 1997 Incentive Plan of Dril-Quip, Inc., of our report dated February 22, 2001, with respect to the consolidated financial statements of Dril-Quip, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                        /s/ Ernst & Young LLP

Houston, Texas
September 4, 2001